BISHOP STREET FUNDS (the “Trust”)

Bishop Street Short-Duration Bond Fund (the “Fund”)

Supplement dated January 19, 2017

to the Prospectus dated May 1, 2016 (the “Prospectus”)

This Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

Effective immediately, the Fund will distribute dividends from net investment income, if any, on a monthly basis. Accordingly, the Prospectus is supplemented as follows:

In the “Dividends and Distributions” section of the Prospectus, the reference to “Short-Duration Bond Fund” is moved from under the “Declared and Paid Quarterly” heading to under the “Declared Daily and Paid Monthly” heading.

Please retain this supplement for future reference

BSF-SK-018-0100